Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by geographic area	2026	2025	Total	Operations	Currency
U.S.	$14,533	13,544	7.3%	7.3	—
Europe	5,726	5,387	6.3	3.3	3.0
Western Hemisphere excluding U.S.	1,309	1,206	8.5	2.7	5.8
Asia-Pacific, Africa	3,742	3,606	3.8	3.9	(0.1)
International	10,777	10,199	5.7	3.4	2.3
Worldwide	$25,310	23,743	6.6%	5.6	1.0
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by geographic area	2026	2025	Total	Operations	Currency
U.S.	$27,863	25,849	7.8%	7.8	—
Europe	11,574	10,497	10.3	3.0	7.3
Western Hemisphere excluding U.S.	2,602	2,373	9.6	2.6	7.0
Asia-Pacific, Africa	7,333	6,917	6.0	4.9	1.1
International	21,509	19,787	8.7	3.6	5.1
Worldwide	$49,372	45,636	8.2%	6.0	2.2
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by segment of business	2026	2025	Total	Operations	Currency
Innovative Medicine
U.S.	$9,979	9,161	8.9%	8.9	—
International	6,405	6,041	6.0	3.6	2.4
	16,384	15,202	7.8	6.8	1.0
MedTech
U.S.	4,554	4,383	3.9	3.9	—
International	4,372	4,158	5.2	3.2	2.0
	8,926	8,541	4.5	3.6	0.9
U.S.	14,533	13,544	7.3	7.3	—
International	10,777	10,199	5.7	3.4	2.3
Worldwide	$25,310	23,743	6.6%	5.6	1.0
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by segment of business	2026	2025	Total	Operations	Currency
Innovative Medicine
U.S.	$18,850	17,253	9.3%	9.3	—
International	12,960	11,822	9.6	3.9	5.7
	31,810	29,075	9.4	7.1	2.3
MedTech
U.S.	9,013	8,596	4.8	4.8	—
International	8,549	7,965	7.3	3.2	4.1
	17,562	16,561	6.0	4.1	1.9
U.S.	27,863	25,849	7.8	7.8	—
International	21,509	19,787	8.7	3.6	5.1
Worldwide	$49,372	45,636	8.2%	6.0	2.2
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER
	2026		2025		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$25,310	100.0	$23,743	100.0	6.6
Cost of products sold	8,051	31.8	7,628	32.1	5.5
Gross Profit	17,259	68.2	16,115	67.9	7.1
Selling, marketing and administrative expenses	6,432	25.4	5,889	24.8	9.2
Research and development expense	3,653	14.4	3,516	14.8	3.9
Interest (income) expense, net	62	0.2	48	0.2
Other (income) expense, net	331	1.3	107	0.5
Restructuring	34	0.2	64	0.3
Earnings before provision for taxes on income	6,747	26.7	6,491	27.3	3.9
Provision for taxes on income	1,213	4.8	954	4.0	27.1
Net earnings	$5,534	21.9	$5,537	23.3	(0.1)

Net earnings per share (Diluted)	$2.27		$2.29		(0.9)

Average shares outstanding (Diluted)	2,440.1		2,419.1

Effective tax rate	18.0%		14.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,660	34.2	$8,188	34.5	5.8
Net earnings	$7,081	28.0	$6,699	28.2	5.7
Net earnings per share (Diluted)	$2.90		$2.77		4.7
Effective tax rate	18.2%		18.2%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS
	2026		2025		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$49,372	100.0	$45,636	100.0	8.2
Cost of products sold	16,157	32.7	14,985	32.8	7.8
Gross Profit	33,215	67.3	30,651	67.2	8.4
Selling, marketing and administrative expenses	12,466	25.3	11,001	24.1	13.3
Research and development expense	7,180	14.5	6,741	14.8	6.5
In-process research and development impairments	36	0.1	—	—
Interest (income) expense, net	105	0.2	(80)	(0.2)
Other (income) expense, net	625	1.3	(7,214)	(15.8)
Restructuring	66	0.1	81	0.2
Earnings before provision for taxes on income	12,737	25.8	20,122	44.1	(36.7)
Provision for taxes on income	1,968	4.0	3,586	7.9	(45.1)
Net earnings	$10,769	21.8	$16,536	36.2	(34.9)

Net earnings per share (Diluted)	$4.41		$6.82		(35.3)

Average shares outstanding (Diluted)	2,443.9		2,423.3

Effective tax rate	15.5%		17.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$16,481	33.4	$16,199	35.5	1.7
Net earnings	$13,695	27.7	$13,405	29.4	2.2
Net earnings per share (Diluted)	$5.60		$5.53		1.3
Effective tax rate	16.9%		17.2%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	SECOND QUARTER		SIX MONTHS
(Dollars in Millions Except Per Share Data)	2026	2025	2026	2025
Net Earnings, after tax- as reported	$5,534	$5,537	$10,769	$16,536

Pre-tax Adjustments
Litigation related	267	57	597	(6,909)
Intangible Asset Amortization expense	1,245	1,267	2,492	2,387
Restructuring related [1]	276	79	338	134
Orthopaedics separation related	258	—	377	—
Acquisition, integration and divestiture related	80	246	176	378
(Gains)/losses on securities	(213)	21	(272)	60
IPR&D impairments	—	—	36	—
Other	—	27	—	27

Tax Adjustments
Tax impact on special item adjustments [2]	(368)	(321)	(792)	994
Tax legislation and other tax related	2	(214)	(26)	(202)
Adjusted Net Earnings , after tax	$7,081	$6,699	$13,695	$13,405
Average shares outstanding (Diluted)	2,440.1	2,419.1	2,443.9	2,423.3
Adjusted net earnings per share (Diluted)	$2.90	$2.77	$5.60	$5.53
Operational adjusted net earnings per share (Diluted)	$2.86		$5.43
Notes:
1In the fiscal second quarter of 2026, the Company commenced a supply chain restructuring program primarily in the Innovative Medicine segment to exit certain manufacturing locations as part of its optimization efforts to streamline operations. The program is expected to be substantially completed by the end of fiscal year 2029 with estimated costs between $650 - $750 million, and include site and supplier exit costs, decommissioning and asset impairment costs. Restructuring expenses of $200 million, primarily related to asset impairments, were recorded in the fiscal second quarter of 2026.
In fiscal 2025, the Company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. Restructuring expenses of $59 million were recorded in the fiscal second quarter of 2026 ($114 million Q2 2026 YTD) and $29 million in the fiscal second quarter of 2025 ($29 million Q2 2025 YTD) and primarily include costs related to product exits. This program is expected to be substantially completed by the end of fiscal year 2026.
In fiscal 2023, the Company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $17 million in the fiscal second quarter of 2026 ($24 million Q2 2026 YTD) and $50 million in the fiscal second quarter of 2025 ($105 million Q2 2025 YTD) includes costs related to market and product exits. This program will be completed as of Q4 2026 at a total cost of approximately $1 billion.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Second quarter 2026 actual vs. 2025 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	7.8%	4.5%	6.6%
U.S.	8.9%	3.9%	7.3%
International	6.0%	5.2%	5.7%

WW Currency	1.0	0.9	1.0
U.S.	—	—	—
International	2.4	2.0	2.3

WW Operational	6.8%	3.6%	5.6%
U.S.	8.9%	3.9%	7.3%
International	3.6%	3.2%	3.4%

All Other Acquisitions and Divestitures (A&D)	0.1	0.1	0.1
U.S.	0.0	0.2	0.1
International	0.2	0.0	0.1

WW Adjusted Operational Ex A&D	6.9%	3.7%	5.7%
U.S.	8.9%	4.1%	7.4%
International	3.8%	3.2%	3.5%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Six months 2026 actual vs. 2025 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	9.4%	6.0%	8.2%
U.S.	9.3%	4.8%	7.8%
International	9.6%	7.3%	8.7%

WW Currency	2.3	1.9	2.2
U.S.	—	—	—
International	5.7	4.1	5.1

WW Operational	7.1%	4.1%	6.0%
U.S.	9.3%	4.8%	7.8%
International	3.9%	3.2%	3.6%

Caplyta	(0.9)		(0.6)
U.S.	(1.6)		(1.0)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.0	0.1	0.1
U.S.	0.0	0.2	0.1
International	0.2	0.0	0.1

WW Adjusted Operational Ex A&D	6.2%	4.2%	5.5%
U.S.	7.7%	5.0%	6.9%
International	4.1%	3.2%	3.7%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$4,069	3,385	20.3%	20.3%	—%
Intl	3,337	2,928	14.0	11.2	2.8
WW	7,406	6,312	17.3	16.1	1.2

DARZALEX
US	2,435	2,017	20.7	20.7	—
Intl	1,772	1,521	16.4	13.5	2.9
WW	4,207	3,539	18.9	17.6	1.3

CARVYKTI
US	472	358	31.7	31.7	—
Intl	185	81	*	*	*
WW	657	439	49.4	47.7	1.7

TECVAYLI
US	186	114	63.9	63.9	—
Intl	74	52	40.7	39.2	1.5
WW	260	166	56.5	56.1	0.4

TALVEY
US	112	82	36.2	36.2	—
Intl	62	24	*	*	*
WW	174	106	63.3	62.6	0.7

RYBREVANT / LAZCLUZE
US	190	139	36.8	36.8	—
Intl	99	41	*	*	*
WW	289	179	60.8	61.6	(0.8)

ERLEADA
US	396	378	4.7	4.7	—
Intl	599	530	12.9	9.7	3.2
WW	995	908	9.5	7.6	1.9

IMBRUVICA
US	149	239	(37.6)	(37.6)	—
Intl	449	496	(9.5)	(11.8)	2.3
WW	599	735	(18.6)	(20.2)	1.6

OTHER ONCOLOGY(3)
US	131	56	*	*	—
Intl	97	181	(46.5)	(45.7)	(0.8)
WW	226	238	(4.6)	(3.9)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$2,372	2,505	(5.3)%	(5.3)%	—%
Intl	1,473	1,489	(1.0)	(3.5)	2.5
WW	3,844	3,993	(3.7)	(4.6)	0.9

TREMFYA
US	1,465	796	84.2	84.2	—
Intl	581	391	48.7	44.2	4.5
WW	2,046	1,186	72.5	71.0	1.5

SIMPONI / SIMPONI ARIA
US	260	305	(14.6)	(14.6)	—
Intl	358	387	(7.3)	(9.5)	2.2
WW	618	690	(10.5)	(11.7)	1.2

REMICADE
US	215	283	(24.1)	(24.1)	—
US Exports(4)	10	34	(71.0)	(71.0)	—
Intl	112	138	(18.4)	(20.5)	2.1
WW	338	455	(25.8)	(26.4)	0.6

STELARA
US	336	1,078	(68.8)	(68.8)	—
Intl	404	575	(29.7)	(31.1)	1.4
WW	740	1,653	(55.2)	(55.7)	0.5

OTHER IMMUNOLOGY
US	85	8	*	*	—
Intl	18	0	*	*	*
WW	104	8	*	*	*

NEUROSCIENCE
US	1,659	1,377	20.5	20.5	—
Intl	678	674	0.6	(1.1)	1.7
WW	2,337	2,051	14.0	13.4	0.6

SPRAVATO
US	514	366	40.7	40.7	—
Intl	70	50	41.2	34.7	6.5
WW	584	414	40.8	40.0	0.8

CAPLYTA
US	361	211	70.9	70.9	—
Intl	—	—	—	—	—
WW	361	211	70.9	70.9	—

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	738	732	0.8	0.8	—
Intl	278	260	6.6	5.1	1.5
WW	1,015	992	2.3	1.9	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CONCERTA / methylphenidate
US	$12	24	(48.6)%	(48.6)%	—%
Intl	133	139	(4.2)	(4.8)	0.6
WW	146	164	(10.8)	(11.3)	0.5
OTHER NEUROSCIENCE
US	34	45	(22.9)	(22.9)	—
Intl	198	226	(12.3)	(13.7)	1.4
WW	232	270	(14.0)	(15.2)	1.2
PULMONARY HYPERTENSION (PH)
US	814	799	1.8	1.8	—
Intl	329	314	4.9	3.4	1.5
WW	1,143	1,113	2.6	2.2	0.4

UPTRAVI
US	386	382	1.0	1.0	—
Intl	108	94	15.0	10.1	4.9
WW	494	476	3.8	2.8	1.0

OPSUMIT / OPSYNVI
US	416	403	3.2	3.2	—
Intl	187	180	3.9	3.6	0.3
WW	602	582	3.4	3.3	0.1

OTHER PULMONARY HYPERTENSION
US	13	16	(16.9)	(16.9)	—
Intl	34	40	(14.3)	(12.7)	(1.6)
WW	47	55	(15.0)	(13.9)	(1.1)

INFECTIOUS DISEASES (ID)
US	300	320	(6.3)	(6.3)	—
Intl	463	484	(4.1)	(6.2)	2.1
WW	763	803	(5.0)	(6.3)	1.3

EDURANT / rilpivirine
US	3	6	(49.6)	(49.6)	—
Intl	347	354	(1.9)	(3.8)	1.9
WW	350	360	(2.7)	(4.6)	1.9

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	296	312	(5.1)	(5.1)	—
Intl	76	85	(10.4)	(12.8)	2.4
WW	372	396	(6.3)	(6.8)	0.5

OTHER INFECTIOUS DISEASES
US	1	2	(47.9)	(47.9)	—
Intl	40	45	(9.6)	(12.8)	3.2
WW	41	47	(11.6)	(14.6)	3.0

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER (CVM)
US	$765	776	(1.3)%	(1.3)%	—%
Intl	124	154	(19.4)	(21.5)	2.1
WW	889	930	(4.3)	(4.7)	0.4

XARELTO
US	664	621	7.1	7.1	—
Intl	—	—	—	—	—
WW	664	621	7.1	7.1	—

OTHER
US	101	155	(35.0)	(35.0)	—
Intl	124	154	(19.4)	(21.5)	2.1
WW	225	309	(27.2)	(28.3)	1.1

TOTAL PH, ID, CVM
US	1,878	1,895	(0.9)	(0.9)	—
Intl	916	952	(3.6)	(5.5)	1.9
WW	2,795	2,846	(1.8)	(2.4)	0.6

TOTAL INNOVATIVE MEDICINE
US	9,979	9,161	8.9	8.9	—
Intl	6,405	6,041	6.0	3.6	2.4
WW	$16,384	15,202	7.8%	6.8%	1.0%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,426	1,364	4.5%	4.5%	—%
Intl	978	948	3.2	1.1	2.1
WW	2,404	2,313	4.0	3.1	0.9

ELECTROPHYSIOLOGY
US	783	741	5.8	5.8	—
Intl	749	728	2.9	0.4	2.5
WW	1,533	1,468	4.4	3.1	1.3

ABIOMED
US	342	360	(4.8)	(4.8)	—
Intl	97	89	9.5	9.2	0.3
WW	440	448	(2.0)	(2.0)	0.0

SHOCKWAVE
US	268	233	14.6	14.6	—
Intl	67	58	14.5	15.4	(0.9)
WW	335	292	14.6	14.7	(0.1)

OTHER CARDIOVASCULAR
US	33	31	5.5	5.5	—
Intl	65	72	(10.5)	(13.2)	2.7
WW	98	104	(5.7)	(7.5)	1.8

SURGERY
US	1,094	1,043	5.0	5.0	—
Intl	1,559	1,512	3.1	0.5	2.6
WW	2,653	2,555	3.9	2.3	1.6

ADVANCED
US	499	477	4.7	4.7	—
Intl	691	687	0.5	(1.9)	2.4
WW	1,189	1,164	2.2	0.8	1.4

GENERAL
US	596	567	5.2	5.2	—
Intl	868	825	5.3	2.5	2.8
WW	1,464	1,391	5.2	3.6	1.6

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
VISION
US	$565	557	1.4%	1.4%	—%
Intl	887	813	9.1	8.5	0.6
WW	1,451	1,369	6.0	5.6	0.4

CONTACT LENSES / OTHER
US	445	429	3.6	3.6	—
Intl	580	536	8.1	7.9	0.2
WW	1,025	965	6.1	6.0	0.1

SURGICAL
US	120	128	(6.0)	(6.0)	—
Intl	306	277	10.9	9.6	1.3
WW	426	403	5.6	4.7	0.9

ORTHOPAEDICS
US	1,470	1,420	3.5	3.5	—
Intl	948	885	7.2	5.3	1.9
WW	2,418	2,305	4.9	4.2	0.7

HIPS
US	283	271	4.6	4.6	—
Intl	158	150	5.5	3.0	2.5
WW	441	421	4.9	4.0	0.9

KNEES
US	228	226	1.1	1.1	—
Intl	182	164	11.4	10.3	1.1
WW	410	389	5.5	5.0	0.5

TRAUMA
US	536	501	6.7	6.7	—
Intl	291	267	9.2	7.4	1.8
WW	827	768	7.6	6.9	0.7

SPINE, SPORTS & OTHER
US	423	422	0.2	0.2	—
Intl	317	305	4.0	1.9	2.1
WW	740	727	1.8	0.9	0.9

TOTAL MEDTECH
US	4,554	4,383	3.9	3.9	—
Intl	4,372	4,158	5.2	3.2	2.0
WW	$8,926	8,541	4.5%	3.6%	0.9%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$7,684	6,398	20.1%	20.1%	—%
Intl	6,695	5,592	19.7	13.2	6.5
WW	14,379	11,990	19.9	16.9	3.0

DARZALEX
US	4,643	3,846	20.7	20.7	—
Intl	3,528	2,930	20.4	13.7	6.7
WW	8,171	6,776	20.6	17.7	2.9

CARVYKTI
US	905	676	33.8	33.8	—
Intl	349	132	*	*	*
WW	1,254	808	55.1	52.1	3.0

TECVAYLI
US	313	219	43.1	43.1	—
Intl	148	98	51.1	45.2	5.9
WW	462	317	45.5	43.7	1.8

TALVEY
US	213	150	41.7	41.7	—
Intl	113	42	*	*	*
WW	326	192	69.3	67.2	2.1

RYBREVANT / LAZCLUZE
US	365	252	45.0	45.0	—
Intl	181	69	*	*	*
WW	546	320	70.4	69.9	0.5

ERLEADA
US	738	670	10.2	10.2	—
Intl	1,206	1,009	19.4	12.5	6.9
WW	1,944	1,679	15.8	11.6	4.2

IMBRUVICA
US	292	474	(38.4)	(38.4)	—
Intl	966	970	(0.4)	(6.7)	6.3
WW	1,259	1,444	(12.9)	(17.1)	4.2

OTHER ONCOLOGY(3)
US	216	110	94.5	94.5	—
Intl	203	341	(40.5)	(41.3)	0.8
WW	418	452	(7.4)	(8.0)	0.6

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$4,227	4,701	(10.1)%	(10.1)%	—%
Intl	2,997	2,999	(0.1)	(5.0)	4.9
WW	7,224	7,700	(6.2)	(8.1)	1.9

TREMFYA
US	2,507	1,395	79.7	79.7	—
Intl	1,147	747	53.6	45.5	8.1
WW	3,654	2,142	70.6	67.8	2.8

SIMPONI / SIMPONI ARIA
US	529	597	(11.2)	(11.2)	—
Intl	736	753	(2.3)	(6.9)	4.6
WW	1,265	1,349	(6.2)	(8.8)	2.6

REMICADE
US	484	597	(19.0)	(19.0)	—
US Exports(4)	28	44	(37.1)	(37.1)	—
Intl	248	281	(11.5)	(15.4)	3.9
WW	760	922	(17.6)	(18.7)	1.1

STELARA
US	556	2,059	(73.0)	(73.0)	—
Intl	839	1,219	(31.1)	(34.6)	3.5
WW	1,396	3,278	(57.4)	(58.7)	1.3

OTHER IMMUNOLOGY
US	123	9	*	*	—
Intl	27	0	*	*	*
WW	150	9	*	*	*

NEUROSCIENCE
US	3,153	2,345	34.5	34.5	—
Intl	1,359	1,353	0.4	(3.7)	4.1
WW	4,512	3,698	22.0	20.5	1.5

SPRAVATO
US	920	642	43.4	43.4	—
Intl	131	93	41.8	31.9	9.9
WW	1,052	734	43.2	42.0	1.2

CAPLYTA(5)
US	631	211	*	*	—
Intl	—	—	—	—	—
WW	631	211	*	*	—

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	1,496	1,357	10.2	10.2	—
Intl	558	537	3.7	(0.1)	3.8
WW	2,053	1,895	8.4	7.3	1.1

CONCERTA / methylphenidate
US	34	62	(45.5)	(45.5)	—
Intl	248	249	(0.4)	(3.0)	2.6
WW	282	312	(9.5)	(11.5)	2.0

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$72	73	(1.1)%	(1.1)%	—%
Intl	422	474	(10.9)	(15.1)	4.2
WW	494	547	(9.6)	(13.2)	3.6

PULMONARY HYPERTENSION (PH)
US	1,645	1,543	6.5	6.5	—
Intl	633	595	6.4	2.3	4.1
WW	2,278	2,138	6.5	5.4	1.1

UPTRAVI
US	771	747	3.2	3.2	—
Intl	206	180	14.7	7.7	7.0
WW	977	927	5.4	4.0	1.4

OPSUMIT / OPSYNVI
US	849	766	10.9	10.9	—
Intl	359	339	6.1	2.7	3.4
WW	1,208	1,104	9.4	8.4	1.0

OTHER PULMONARY HYPERTENSION
US	25	31	(19.0)	(19.0)	—
Intl	68	77	(11.5)	(12.3)	0.8
WW	93	107	(13.6)	(14.2)	0.6

INFECTIOUS DISEASES (ID)
US	642	635	1.1	1.1	—
Intl	1,010	971	4.1	(2.5)	6.6
WW	1,652	1,605	2.9	(1.1)	4.0

EDURANT / rilpivirine
US	10	14	(29.3)	(29.3)	—
Intl	749	704	6.4	(0.3)	6.7
WW	759	718	5.7	(0.9)	6.6

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	630	617	2.1	2.1	—
Intl	185	183	1.2	(5.6)	6.8
WW	815	799	1.9	0.4	1.5

OTHER INFECTIOUS DISEASES
US	2	4	(51.6)	(51.6)	—
Intl	76	84	(9.0)	(13.7)	4.7
WW	78	88	(11.1)	(15.5)	4.4

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER (CVM)
US	$1,499	1,631	(8.1)%	(8.1)%	—%
Intl	266	312	(14.8)	(19.5)	4.7
WW	1,765	1,943	(9.2)	(9.9)	0.7

XARELTO
US	1,306	1,311	(0.3)	(0.3)	—
Intl	—	—	—	—	—
WW	1,306	1,311	(0.3)	(0.3)	—

OTHER
US	192	320	(39.9)	(39.9)	—
Intl	266	312	(14.8)	(19.5)	4.7
WW	458	632	(27.5)	(29.8)	2.3

TOTAL PH, ID, CVM
US	3,785	3,809	(0.6)	(0.6)	—
Intl	1,909	1,878	1.7	(3.8)	5.5
WW	5,694	5,686	0.1	(1.7)	1.8

TOTAL INNOVATIVE MEDICINE
US	18,850	17,253	9.3	9.3	—
Intl	12,960	11,822	9.6	3.9	5.7
WW	$31,810	29,075	9.4%	7.1%	2.3%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$2,825	2,625	7.6%	7.6%	—%
Intl	1,956	1,790	9.3	5.2	4.1
WW	4,781	4,416	8.3	6.6	1.7

ELECTROPHYSIOLOGY
US	1,519	1,425	6.6	6.6	—
Intl	1,502	1,366	10.0	5.6	4.4
WW	3,022	2,791	8.3	6.2	2.1

ABIOMED
US	731	699	4.6	4.6	—
Intl	197	170	16.1	11.4	4.7
WW	928	868	6.8	5.9	0.9

SHOCKWAVE
US	510	439	16.1	16.1	—
Intl	130	110	17.7	17.2	0.5
WW	640	550	16.4	16.3	0.1

OTHER CARDIOVASCULAR
US	65	63	3.1	3.1	—
Intl	127	144	(11.9)	(15.3)	3.4
WW	192	207	(7.4)	(9.7)	2.3

SURGERY
US	2,140	2,045	4.7	4.7	—
Intl	3,024	2,906	4.1	(0.3)	4.4
WW	5,164	4,951	4.3	1.8	2.5

ADVANCED
US	976	934	4.5	4.5	—
Intl	1,337	1,303	2.6	(1.4)	4.0
WW	2,312	2,237	3.4	1.0	2.4

GENERAL
US	1,165	1,111	4.8	4.8	—
Intl	1,687	1,603	5.2	0.7	4.5
WW	2,852	2,714	5.1	2.4	2.7

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
VISION
US	$1,144	1,123	1.9%	1.9%	—%
Intl	1,672	1,526	9.6	6.7	2.9
WW	2,816	2,648	6.3	4.6	1.7

CONTACT LENSES / OTHER
US	913	881	3.7	3.7	—
Intl	1,081	1,003	7.7	5.0	2.7
WW	1,994	1,884	5.8	4.4	1.4

SURGICAL
US	231	242	(4.5)	(4.5)	—
Intl	591	523	13.1	9.8	3.3
WW	822	764	7.5	5.3	2.2
ORTHOPAEDICS
US	2,905	2,804	3.6	3.6	—
Intl	1,896	1,742	8.9	3.9	5.0
WW	4,801	4,546	5.6	3.7	1.9

HIPS
US	560	534	4.9	4.9	—
Intl	317	296	7.2	1.7	5.5
WW	877	830	5.7	3.8	1.9

KNEES
US	467	457	2.2	2.2	—
Intl	363	322	13.0	8.4	4.6
WW	830	778	6.7	4.8	1.9

TRAUMA
US	1,068	1,003	6.4	6.4	—
Intl	592	537	10.3	5.2	5.1
WW	1,660	1,540	7.8	6.0	1.8

SPINE, SPORTS & OTHER
US	810	810	0.0	0.0	—
Intl	624	588	6.1	1.3	4.8
WW	1,434	1,398	2.6	0.6	2.0

TOTAL MEDTECH
US	9,013	8,596	4.8	4.8	—
Intl	8,549	7,965	7.3	3.2	4.1
WW	$17,562	16,561	6.0%	4.1%	1.9%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Includes the sales of ZYTIGA which were previously disclosed separately
(4)Reported as U.S. sales
(5)Acquired with Intra-Cellular Therapies on April 2, 2025